Exhibit 99.2

First Quarter Fiscal 2016
Supplemental Operating and Financial Data
for the Quarter Ended July 31, 2015

CONTACT: Cindy Bradehoft Director of Investor Relations Direct Dial: 952-401-4835 E-Mail: cbradehoft@iret.com	1400 31st Avenue SW, Suite 60 Minot, ND 58701 Tel: 701.837.4738 Fax: 701.838.7785 www.iret.com

Supplemental Financial and Operating Data
Table of Contents
July 31, 2015

Page

Company Background and Highlights	2

Property Cost by Segment and by State	5

Key Financial Data
Condensed Consolidated Balance Sheets	6
Condensed Consolidated Statements of Operations	7
Funds From Operations	8
Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA)	9

Capital Analysis
Long-Term Mortgage Debt Analysis	10
Long-Term Mortgage Debt Detail	11-12
Capital Analysis	13

Portfolio Analysis
Same-Store Properties Net Operating Income Summary	14
Net Operating Income Detail	15-16
Same-Store Properties and All Properties Occupancy Levels by Segment	17

Tenant Analysis
Multi-Family Residential Summary	18
Commercial Leasing Summary	19-20
10 Largest Commercial Tenants - Based on Annualized Base Rent	21
Commercial Lease Expirations	22

Growth and Strategy
Development Placed in Service Summary	23
Development in Progress Summary	24
Acquisitions and Development Liquidity Profile	25

Definitions	26

Company Background and Highlights
First Quarter Fiscal 2016

Investors Real Estate Trust is a self-administered, equity real estate investment trust (REIT) investing in a portfolio of income-producing properties located primarily in the upper Midwest.  Our portfolio consists of multi-family residential; healthcare, including senior housing, and industrial segments.

During the first quarter of fiscal year 2016, we placed into service the 72-unit Chateau II multi-family residential property in Minot, North Dakota; the 57,624 square foot Edina 6565 France SMC III healthcare expansion project in Edina, Minnesota; and the final 72 units of the 288-unit Renaissance Heights multi-family residential property in Williston, North Dakota, in which we have an approximately 70% interest.

Also during the first quarter of fiscal year 2016, we sold an office property in Minneapolis, Minnesota, for a sale price of $7.0 million.

We experienced generally stable trends across our apartment investments during the first quarter of fiscal year 2016. Same-store net operating income was flat and occupancy slipped 0.5% to 93.5% at quarter end on same store-assets when compared to the same period in the prior fiscal year.  According to AXIOMetrics Inc., the national apartment occupancy rate declined 0.11% to 95.2% during July 2015, which matches the level of three months ago.  However, our ability to maintain occupancy levels and raise rents remains dependent on continued healthy employment and wage growth. We have continued to observe considerable multi-family development activity in our markets, and as this new construction is completed and leased, we will experience increased competition for residents. However, based on information available to us, apartment developers in our markets are currently seeing increases in construction costs for potential new apartment developments, which may slow new developments in our markets.  The U.S. economic outlook through 2017 is forecasted to be good according to U.S. Bureau of Labor Statistics and Moody’s Analytics.  Businesses are adding jobs and for the first time in this phase of the economic cycle we are seeing meaningful wage growth.  There is an attitudinal shift also occurring toward renting by professional millennials and to lesser, although growing degree, by baby boomers.  These trends are beneficial to apartment owners.

Our healthcare segment consists of medical office properties and senior housing facilities. The medical office sector remains stable with high occupancy and modest rent increases.  Our senior housing assets continue to benefit from the strengthening recovery in the housing market, as occupancy trends are closely aligned with the ability of seniors to sell their homes in anticipation of moving to a senior care facility.

The industrial property market continues to improve.  Our industrial properties are located primarily in the Minneapolis market, and same-store occupancy remained at 100%. The demand for bulk warehouse and manufacturing space in our markets is healthy, with rents generally rising.

We are in process of selling substantially all of our office and retail properties.  In an update to our previously-announced strategic plan, we are narrowing our property focus.  Sale proceeds are intended to be used toward portfolio deleveraging and investments in multi-family residential and healthcare.

In the first quarter of fiscal year 2016, IRET paid its 177th consecutive quarterly distribution. The $0.1300 per share/unit distribution was payable on July 1, 2015. Subsequent to the end of the first quarter of fiscal year 2016, on September 2, 2015, the Company’s Board of Trustees declared a regular quarterly distribution of $0.1300 per share and unit on the Company’s common shares of beneficial interest and the limited partnership units of IRET Properties, payable October 1, 2015 to common shareholders and unitholders of record on September 15, 2015. Also on September 2, 2015, the Company’s Board of Trustees’ declared a distribution of $0.5156 per share on the Company’s Series A preferred shares of beneficial interest, payable September 30, 2015 to Series A preferred shareholders of record on September 15, 2015, and declared a distribution of $0.4968 per share on the Company’s Series B preferred shares of beneficial interest, payable September 30, 2015 to Series B preferred shareholders of record on September 15, 2015.

As of July 31, 2015, IRET holds for investment a portfolio of 181 properties consisting of 100 multi-family residential properties, 64 healthcare properties (including senior housing), 7 industrial properties and 10 other commercial properties.  IRET’s common shares are publicly traded on the New York Stock Exchange (NYSE: IRET).

Company Snapshot
(as of July 31, 2015)

Company Headquarters	Minot, North Dakota
Fiscal Year-End	April 30
Reportable Segments	Multi-Family Residential, Healthcare, Industrial
Total Properties Held for Investment	181
Total Units Held for Investment (multi-family residential properties)	12,027
Total Square Feet Held for Investment (commercial properties)	4.4 million
Common Shares Outstanding (thousands)	125,520
Limited Partnership Units Outstanding (thousands)	13,921
Common Share Distribution - Quarter/Annualized	$0.13/$0.52
Dividend Yield	7.2%
Total Capitalization (see p.14 for detail)	$2.4 billion

Investor Information
(as of July 31, 2015)
Board of Trustees

Jeffrey L. Miller	Trustee and Chairman
John D. Stewart	Trustee, Vice Chairman, and Chair of Nominating and Governance Committee
Jeffrey K. Woodbury	Trustee, Chair of Audit Committee
Linda J. Hall	Trustee, Chair of Compensation Committee
Jeffrey P. Caira	Trustee
Terrance P. Maxwell	Trustee
Pamela J. Moret	Trustee
Stephen L. Stenehjem	Trustee
Timothy P. Mihalick	Trustee, President and Chief Executive Officer

Management

Timothy P. Mihalick	President and Chief Executive Officer; Trustee
Diane K. Bryantt	Executive Vice President and Chief Operating Officer
Ted E. Holmes	Executive Vice President and Chief Financial Officer
Michael A. Bosh	Executive Vice President, General Counsel and Assistant Secretary
Mark Reiling	Executive Vice President and Chief Investment Officer
Andrew Martin	Senior Vice President, Residential Property Management
Charles A. Greenberg	Senior Vice President, Commercial Asset Management

Corporate Headquarters:
1400 31st Avenue SW, Suite 60
Post Office Box 1988
Minot, North Dakota 58702-1988

Trading Symbol:  IRET
Stock Exchange Listing:  NYSE

Investor Relations Contact:
Cindy Bradehoft
cbradehoft@iret.com

Common Share Data (NYSE: IRET)

	1st Quarter Fiscal Year 2016	4th Quarter Fiscal Year 2015	3rd Quarter Fiscal Year 2015	2nd Quarter Fiscal Year 2015	1st Quarter Fiscal Year 2015
High Closing Price	$7.44	$8.31	$8.60	$8.59	$9.21
Low Closing Price	$6.93	$7.09	$8.05	$7.49	$8.52
Average Closing Price	$7.22	$7.52	$8.35	$8.11	$8.82
Closing Price at end of quarter	$7.21	$7.17	$8.25	$8.40	$8.52
Common Share Distributions—annualized	$0.520	$0.520	$0.520	$0.520	$0.520
Closing Dividend Yield - annualized	7.2%	7.3%	6.3%	6.2%	6.1%
Closing common shares outstanding (thousands)	125,520	124,456	122,134	119,809	114,763
Closing limited partnership units outstanding (thousands)	13,921	14,000	14,398	14,731	17,975
Closing market value of outstanding common shares, plus imputed closing market value of outstanding limited partnership units (thousands)	$1,005,370	$992,729	$1,126,389	$1,130,136	$1,130,928

Certain statements in these supplemental disclosures are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that may cause actual results to differ materially from projected results. Such risks, uncertainties and other factors include, but are not limited to: intentions and expectations regarding future distributions on our common shares and units, fluctuations in interest rates, the effect of government regulation, the availability of capital, changes in general and local economic and real estate market conditions, competition, our ability to attract and retain skilled personnel, and those risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission, including our 2015 Form 10-K. We assume no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

First Quarter Fiscal 2016 Development Placed in Service

Chateau II Minot, ND	Chateau II Minot, ND

First Quarter Fiscal 2016

Percentage of Total Property Cost by State for Properties Held for Investment

3.4%
MT
31.2%
ND
42.1%
MN
2.5%
ID
3.0%
WY
4.9%
SD
0.2%
WI
1.8%
IA
6.9%
NE
4.0%
KS

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in thousands)

	7/31/2015	4/30/2015	1/31/2015(1)	10/31/2014(1)	7/31/2014(1)
ASSETS
Real estate investments
Property owned	$1,618,948	$1,546,367	$2,093,148	$2,013,770	$2,025,327
Less accumulated depreciation	(325,536)	(313,308)	(439,153)	(426,545)	(435,317)
	1,293,412	1,233,059	1,653,995	1,587,225	1,590,010
Development in progress	133,794	153,994	114,005	146,390	131,862
Unimproved land	24,542	25,827	27,675	24,947	24,772
Total real estate investments	1,451,748	1,412,880	1,795,675	1,758,562	1,746,644
Assets held for sale	453,217	463,103	44,259	41,183	6,508
Cash and cash equivalents	44,770	48,970	52,148	52,999	60,620
Other investments	329	329	329	329	329
Receivable arising from straight-lining of rents, net of allowance	15,612	15,617	27,169	27,425	27,286
Accounts receivable, net of allowance	3,650	2,865	5,574	3,719	7,013
Real estate deposits	6,614	2,489	7,494	4,924	3,741
Prepaid and other assets	2,224	3,174	5,580	2,263	3,428
Intangible assets, net of accumulated amortization	25,179	26,213	28,475	29,745	31,478
Tax, insurance, and other escrow	8,858	10,073	11,277	16,338	20,451
Property and equipment, net of accumulated depreciation	1,464	1,542	1,619	1,598	1,641
Goodwill	1,718	1,718	1,940	1,940	1,951
Deferred charges and leasing costs, net of accumulated amortization	9,290	8,864	19,803	20,445	20,677
TOTAL ASSETS	$2,024,673	$1,997,837	$2,001,342	$1,961,470	$1,931,767

LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY
LIABILITIES
Liabilities held for sale	$308,812	$321,393	$0	$0	$0
Accounts payable and accrued expenses	60,506	56,399	69,901	67,037	62,517
Revolving line of credit	83,500	60,500	50,500	40,500	35,500
Mortgages payable	669,734	668,112	1,006,179	1,013,161	1,017,574
Construction debt and other	165,873	144,111	132,210	107,731	83,666
TOTAL LIABILITIES	1,288,425	1,250,515	1,258,790	1,228,429	1,199,257

REDEEMABLE NONCONTROLLING INTERESTS – CONSOLIDATED REAL ESTATE ENTITIES	6,361	6,368	6,340	6,373	6,313
EQUITY
Investors Real Estate Trust shareholders’ equity
Series A Preferred Shares of Beneficial Interest	27,317	27,317	27,317	27,317	27,317
Series B Preferred Shares of Beneficial Interest	111,357	111,357	111,357	111,357	111,357
Common Shares of Beneficial Interest	957,707	951,868	935,287	918,221	884,415
Accumulated distributions in excess of net income	(452,971)	(438,432)	(430,282)	(420,036)	(407,052)
Total Investors Real Estate Trust shareholders’ equity	643,410	652,110	643,679	636,859	616,037
Noncontrolling interests – Operating Partnership	56,120	58,325	61,177	63,207	84,250
Noncontrolling interests – consolidated real estate entities	30,357	30,519	31,356	26,602	25,910
Total equity	729,887	740,954	736,212	726,668	726,197
TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS AND EQUITY	$2,024,673	$1,997,837	$2,001,342	$1,961,470	$1,931,767

(1)	Period has not been revised to reflect assets and liabilities classified as held for sale at July 31, 2015.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)
(in thousands, except per share data)

Three Months Ended
OPERATING RESULTS	7/31/2015	4/30/2015	1/31/2015	10/31/2014	7/31/2014
Real estate revenue	$49,918	$50,252	$51,976	$50,346	$48,421
Real estate expenses	18,400	18,699	19,118	17,764	18,252
Net operating income	31,518	31,553	32,858	32,582	30,169
TRS senior housing revenue	1,038	921	963	843	793
TRS senior housing expenses	(769)	(754)	(825)	(725)	(693)
Depreciation/amortization	(13,443)	(13,428)	(12,837)	(13,075)	(12,435)
Administrative expenses	(2,454)	(2,516)	(2,754)	(2,890)	(3,664)
Other expenses	(424)	(332)	(488)	(578)	(612)
Impairment of real estate investments	(1,285)	0	(540)	(1,803)	(2,320)
Interest expense	(9,196)	(10,361)	(10,009)	(9,954)	(9,747)
Interest and other income	607	904	670	696	686
Income before (loss) gain on sale of real estate and other investments and (loss) income from discontinued operations	5,592	5,987	7,038	5,096	2,177
(Loss) gain on sale of real estate and other investments	(175)	6,904	951	1,231	(2,993)
Income (loss) income from continuing operations	5,417	12,891	7,989	6,327	(816)
(Loss) income from discontinued operations	(690)	971	1,162	(457)	617
Net income (loss)	$4,727	$13,862	$9,151	$5,870	$(199)

Net (income) loss attributable to noncontrolling interest – Operating Partnership	(186)	(908)	(657)	(363)	402
Net income attributable to noncontrolling interests – consolidated real estate entities	(1)	(2,201)	(123)	(393)	(354)
Net income (loss) attributable to Investors Real Estate Trust	4,540	10,753	8,371	5,114	(151)
Dividends to preferred shareholders	(2,879)	(2,878)	(2,879)	(2,878)	(2,879)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$1,661	$7,875	$5,492	$2,236	$(3,030)

Per Share Data
Earnings (loss) per common share from continuing operations – Investors Real Estate Trust – basic & diluted	$.02	$.06	$.04	$.02	$(.03)
(Loss) earnings per common share from discontinued operations – Investors Real Estate Trust – basic & diluted	(.01)	.01	.01	.00	.00
Net income (loss) per common share – basic & diluted	$.01	$.07	$.05	$.02	$(.03)

Percentage of Revenues
Real estate expenses	36.9%	37.2%	36.8%	35.3%	37.7%
Depreciation/amortization	26.9%	26.7%	24.7%	26.0%	25.7%
General and administrative	4.9%	5.0%	5.3%	5.7%	7.6%
Interest	18.4%	20.6%	19.3%	19.8%	20.1%
Income from discontinued operations	(1.4%)	1.9%	2.2%	(0.9%)	1.3%
Net (loss) income	9.5%	27.6%	17.6%	11.7%	(0.4%)

Ratios
Adjusted EBITDA(1)/Interest expense	2.28	x	2.41	x	2.53	x	2.48	x	2.29	x
Adjusted EBITDA(1)/Interest expense plus preferred distributions	1.95	x	2.05	x	2.14	x	2.10	x	1.94	x

(1)	See Definitions on page 26. Adjusted EBITDA is a non-GAAP measure; see page 9 for a reconciliation of Adjusted EBITDA to net income.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FUNDS FROM OPERATIONS (unaudited)
(in thousands, except per share and unit data)

	Three Months Ended
	7/31/2015	4/30/2015	1/31/2015	10/31/2014	7/31/2014
Funds From Operations(1)
Net income (loss) attributable to Investors Real Estate Trust	$4,540	$10,753	$8,371	$5,114	$(151)
Less dividends to preferred shareholders	(2,879)	(2,878)	(2,879)	(2,878)	(2,879)

Net income (loss) available to common shareholders	1,661	7,875	5,492	2,236	(3,030)
Adjustments:

Noncontrolling interests – Operating Partnership	186	908	657	363	(402)
Depreciation and amortization	18,259	18,083	17,706	17,624	17,037
Impairment of real estate investments	1,725	0	540	3,245	2,320
(Loss) gain on depreciable property sales	175	(4,890)	(951)	(1,231)	2,993
FFO applicable to common shares and Units	$22,006	$21,976	$23,444	$22,237	$18,918

FFO per share and unit - basic and diluted	$0.16	$0.16	$0.17	$0.17	$0.14

Adjusted funds from operations(1)
FFO applicable to common shares and Units	$22,006	$21,976	$23,444	$22,237	$18,918
Adjustments:
Tenant improvements at same-store properties	(191)	(2,939)	(1,984)	(542)	(2,169)
Leasing costs at same-store properties	(336)	(684)	(358)	(699)	(578)
Recurring capital expenditures(1)	(1,636)	(1,342)	(1,865)	(1,567)	(1,386)
Straight-line rents	242	198	184	(103)	(268)
Non-real estate depreciation	101	100	94	96	99
Default interest	1,550	528	0	0	0
Share-based compensation expense(2)	66	280	260	601	1,073
AFFO applicable to common shares and Units	$21,802	$18,117	$19,775	$20,023	$15,689

AFFO per share and unit - basic and diluted	$0.16	$0.13	$0.15	$0.15	$0.12

Weighted average shares and units	138,806	137,412	135,315	133,295	131,332

(1)	See Definitions on page 26.
(2)	Three months ended 7/31/14 revised to include trustee share-based compensation expense.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION (ADJUSTED EBITDA) (unaudited)
(in thousands)

	Three Months Ended
	7/31/2015	4/30/2015	1/31/2015	10/31/2014	7/31/2014
Adjusted EBITDA(1)
Net income (loss) income attributable to Investors Real Estate Trust	$4,540	$10,753	$8,371	$5,114	$(151)
Adjustments:
Noncontrolling interests – Operating Partnership	186	908	657	363	(402)
Income (loss) before noncontrolling interests – Operating Partnership	4,726	11,661	9,028	5,477	(553)
Add:
Interest expense	14,961	15,162	14,595	14,599	14,664
Depreciation/amortization related to real estate investments	17,511	17,266	16,834	16,814	16,198
Amortization related to non-real estate investments	795	867	916	840	872
Amortization related to real estate revenues(2)	54	50	50	66	65
Impairment of real estate investments	1,725	0	540	3,245	2,320
Less:
Interest income	(556)	(557)	(561)	(560)	(560)
Loss (gain) on sale of real estate and other investments	175	(4,890)	(951)	(1,231)	2,993
Adjusted EBITDA	$39,391	39,559	40,451	39,250	35,999

(1)	See Definitions on page 26.
(2)	Included in real estate revenue in the Statement of Operations.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* ANALYSIS
(in thousands)
Debt Maturity Schedule
Annual Expirations

	Future Maturities of Mortgage Debt
Fiscal Year	Fixed Debt	Variable Debt	Total Debt	Weighted Average(1)	% of Total Debt
2016 (remainder)	$50,789	$0	$50,789	3.38%	7.6%
2017	18,342	7,500	25,842	4.97%	3.9%
2018	18,042	13,000	31,042	4.32%	4.6%
2019	36,329	17,954	54,283	5.08%	8.1%
2020	111,949	12,114	124,063	5.50%	18.5%
2021	120,518	0	120,518	5.08%	18.0%
2022	110,726	0	110,726	5.59%	16.5%
2023	36,968	0	36,968	4.25%	5.5%
2024	65,797	0	65,797	4.28%	9.8%
2025	19,727	0	19,727	4.04%	3.0%
Thereafter	29,979	0	29,979	4.46%	4.5%
Total maturities	$619,166	$50,568	$669,734	4.89%	100.0%

(1)	Weighted average interest rate of debt that matures in fiscal year.

	7/31/2015	4/30/2015	1/31/2015(1)	10/31/2014(1)	7/31/2014(1)
Balances Outstanding
Mortgage
Fixed rate	$619,166	$629,770	$927,724	$949,002	$972,142
Variable rate	50,568	38,342	78,455	64,159	45,432
Mortgage total	$669,734	$668,112	$1,006,179	$1,013,161	$1,017,574

Weighted Average Interest Rates Secured	4.89%	4.95%	5.17%	5.26%	5.32%

(1)	Periods have not been restated to exclude mortgages held for sale.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF JULY 31, 2015
(in thousands)

Property	Maturity Date	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Thereafter	Total(1)

Multi-Family Residential
Landmark - Grand Forks, ND(2)	8/24/2015	$1,556	$0	$0	$0	$0	$1,556
Regency Park Estates - St Cloud, MN	1/1/2016	6,642	0	0	0	0	6,642
Pebble Springs – Bismarck, ND	7/1/2016	0	752	0	0	0	752
Southview – Minot, ND	7/1/2016	0	1,029	0	0	0	1,029
Homestead Gardens I – Rapid City, SD	7/11/2016	0	6,810	0	0	0	6,810
River Ridge – Bismarck, ND	6/30/2017	0	0	13,000	0	0	13,000
Evergreen II – Isanti, MN	11/1/2017	0	0	2,055	0	0	2,055
Ponds – Sartell, MN	11/1/2017	0	0	3,826	0	0	3,826
Homestead Gardens II - Rapid City, SD	6/1/2018	0	0	0	3,395	0	3,395
Plaza - Minot, ND	8/1/2018	0	0	0	5,315	0	5,315
Greenfield - Omaha, NE	2/1/2019	0	0	0	3,539	0	3,539
Grand Gateway - St. Cloud, MN	3/1/2019	0	0	0	5,314	0	5,314
Brooklyn Heights - Minot, ND	4/1/2019	0	0	0	680	0	680
Colton Heights - Minot, ND	4/1/2019	0	0	0	383	0	383
Pines - Minot, ND	4/1/2019	0	0	0	109	0	109
Summit Park - Minot, ND	4/1/2019	0	0	0	943	0	943
Terrace Heights - Minot, ND	4/1/2019	0	0	0	157	0	157
Summary of Debt due after Fiscal 2019		0	0	0	0	363,896	363,896
Sub-Total Multi-Family Residential		$8,198	$8,591	$18,881	$19,835	$363,896	$419,401

Healthcare
Edgewood Vista – Fargo, ND	2/25/2016	11,700	0	0	0	0	11,700
Edgewood Vista – Fremont, NE	2/25/2016	544	0	0	0	0	544
Edgewood Vista – Hastings, NE	2/25/2016	561	0	0	0	0	561
Edgewood Vista – Hermantown I, MN	2/25/2016	15,037	0	0	0	0	15,037
Edgewood Vista – Kalispell, MT	2/25/2016	562	0	0	0	0	562
Edgewood Vista – Missoula, MT	2/25/2016	799	0	0	0	0	799
Edgewood Vista – Omaha, NE	2/25/2016	356	0	0	0	0	356
Edgewood Vista – Virginia, MN	2/25/2016	12,791	0	0	0	0	12,791
Airport Medical – Bloomington, MN	6/1/2016	0	342	0	0	0	342
Park Dental – Brooklyn Center, MN	6/1/2016	0	196	0	0	0	196
Sartell 2000 23rd St S – Sartell, MN	12/1/2016	0	1,367	0	0	0	1,367
Billings 2300 Grant Road – Billings, MT	12/31/2016	0	1,167	0	0	0	1,167
Missoula 3050 Great Northern Ave – Missoula, MT	12/31/2016	0	1,202	0	0	0	1,202
High Pointe Health Campus – Lake Elmo, MN	4/1/2017	0	7,500	0	0	0	7,500
Edgewood Vista – Billings, MT	4/10/2017	0	1,769	0	0	0	1,769
Edgewood Vista – East Grand Forks, MN	4/10/2017	0	2,695	0	0	0	2,695
Edgewood Vista – Sioux Falls, SD	4/10/2017	0	1,013	0	0	0	1,013
St Michael Clinic – St. Michael, MN	4/1/2018	0	0	1,781	0	0	1,781
Garden View Medical – St. Paul, MN	6/30/2018	0	0	0	5,605	0	5,605
Ritchie Medical Plaza – St. Paul, MN	6/30/2018	0	0	0	7,035	0	7,035
Spring Creek - American Falls - American Falls, ID	9/1/2018	0	0	0	2,054	0	2,054
Spring Creek - Eagle - Eagle, ID	9/1/2018	0	0	0	1,890	0	1,890
Spring Creek - Meridian - Meridian, ID	9/1/2018	0	0	0	3,122	0	3,122
Spring Creek - Soda Springs - Soda Springs, ID	9/1/2018	0	0	0	739	0	739

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
LONG-TERM MORTGAGE DEBT* DETAIL AS OF APRIL 30, 2015 (continued)
(in thousands)

Property	Maturity Date	Fiscal 2016	Fiscal 2017	Fiscal 2018	Fiscal 2019	Thereafter	Total(1)

Healthcare - continued
Health East St John & Woodwinds - Maplewood & Woodbury, MN	2/1/2019	$0	$0	$0	$6,950	$0	$6,950
Summary of Debt due after Fiscal 2019		0	0	0	0	137,770	137,770
Sub-Total Healthcare		$42,350	$17,251	$1,781	$27,395	$137,770	$226,547

Industrial
Stone Container - Fargo, ND	12/1/2015	108	0	0	0	0	108
Stone Container - Fargo, ND	12/1/2015	133	0	0	0	0	133
Urbandale 3900 106th Street – Urbandale, IA	7/5/2017	0	0	10,380	0	0	10,380
Summary of Debt due after Fiscal 2019		0	0	0	0	1,580	1,580
Sub-Total Industrial		$241	$0	$10,380	$0	$1,580	$12,201

All Other
Plaza 16 - Minot, ND	8/1/2018	0	0	0	7,053	0	7,053
Summary of Debt due after Fiscal 2019		0	0	0	0	4,532	4,532
Sub-Total All Other		$0	$0	$0	$7,053	$4,532	$11,585

Total		$50,789	$25,842	$31,042	$54,283	$507,778	$669,734

*	Mortgage debt does not include the Company’s multi-bank line of credit or construction loans. The line of credit has a maturity date of September 1, 2017; as of July 31, 2015, the Company had borrowings of $83.5 million outstanding under this line. Construction loans and other debt totaled $165.9 million as of July 31, 2015.
(1)	Totals are principal balances as of July 31, 2015.
(2)	Loan was paid off subsequent to July 31, 2015.

 INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
CAPITAL ANALYSIS
(in thousands, except per share and unit amounts)

	Three Months Ended
	7/31/2015	4/30/2015	1/31/2015	10/31/2014	7/31/2014
Equity Capitalization
Common shares outstanding	125,520	124,456	122,134	119,809	114,763
Operating partnership (OP) units outstanding	13,921	14,000	14,398	14,731	17,975
Total common shares and OP units outstanding	139,441	138,456	136,532	134,540	132,738
Market price per common share (closing price at end of period)	$7.21	$7.17	$8.25	$8.40	$8.52
Equity capitalization-common shares and OP units	$1,005,370	$992,730	$1,126,389	$1,130,136	$1,130,928
Recorded book value of preferred shares	$138,674	$138,674	$138,674	$138,674	$138,674
Total equity capitalization	$1,144,044	$1,131,404	$1,265,063	$1,268,810	$1,269,602

Debt Capitalization
Total debt	$1,211,621	$1,178,851	$1,188,218	$1,160,628	$1,135,892
Total capitalization	$2,355,665	$2,310,255	$2,453,281	$2,429,438	$2,405,494

Total debt to total capitalization	0.51:1	0.51:1	0.48:1	0.48:1	0.47:1

	Three Months Ended
	7/31/2015		4/30/2015		1/31/2015		10/31/2014		7/31/2014
Earnings to fixed charges(1)	1.18	x	1.57	x	1.41	x	1.30	x		(2)
Earnings to combined fixed charges and preferred distributions(1)	1.01	x	1.34	x	1.19	x	1.10	x		(2)
Debt service coverage ratio(1)	1.63	x	1.64	x	1.70	x	1.71	x	1.57	x

Distribution Data

Common shares and units outstanding at record date	138,576		137,596		135,490		133,527		130,795
Total common distribution paid	$18,015		$17,879		$17,613		$17,358		$17,004
Common distribution per share and unit	$.1300		$.1300		$.1300		$.1300		$.1300

Payout ratio (FFO per share and unit basis)(1)		81.3%		81.3%		76.5%		76.5%		92.9%

Payout ratio (AFFO per share and unit basis)(1)		81.3%		100.0%		86.7%		86.7%		108.3%

(1)	See Definitions on page 26.
(2)
Due to non-cash asset impairment and loss on sale charges of $5.3 million in the three months ended July 31, 2014, earnings were inadequate to cover fixed charges and combined fixed charges and preferred distributions by $2.2 million and $5.1 million, respectively. Excluding the asset impairment and loss on sale charges, the ratios of earnings to fixed charges and earnings to combined fixed charges and preferred distributions would have been 1.20 and 1.01, respectively, for the three months ended July 31, 2014.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
SAME-STORE PROPERTIES NET OPERATING INCOME SUMMARY
(in thousands)

	Same-Store Properties(1)
	Three Months Ended July 31,
Segment	2015	2014	% Change
Multi-Family Residential	$14,403	$14,388	0.1%
Healthcare	11,378	11,160	2.0%
Industrial	1,259	1,152	9.3%
All Other	896	746	20.1%
	$27,936	$27,446	1.8%

(1)	See list of properties excluded from same-store properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended July 31, 2015
	Reporting Segments
	Multi-Family Residential	Healthcare	Industrial	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store(1)	$26,129	$15,107	$1,572	$1,123	$0	$43,931
Non-same-store	5,250	599	5	88	0	5,987
Total	31,379	15,706	1,622	1,211	0	49,918

Real estate expenses
Same-store(1)	11,726	3,729	313	227	0	15,995
Non-same-store	2,196	103	83	23	0	2,405
Total	13,922	3,832	396	250	0	18,400

Net operating income (NOI)
Same-store(1)	14,403	11,378	1,259	896	0	27,936
Non-same-store	3,054	496	(33)	65	0	3,582
Net operating income	$17,457	$11,874	$1,226	$961	$0	$31,518

Reconciliation of NOI to net income (loss) available to common shareholders
TRS senior housing revenue	$0	$0	$0	$0	$1,038	$1,038
TRS senior housing expenses	0	0	0	0	(769)	(769)
Depreciation/amortization	(7,593)	(4,829)	(460)	(461)	(100)	(13,443)
Administrative expenses	0	0	0	0	(2,454)	(2,454)
Other expenses	0	0	0	0	(424)	(424)
Impairment of real estate investments	0	0	0	0	(1,285)	(1,285)
Interest expense	(5,923)	(3,509)	(233)	(161)	630	(9,196)
Interest and other income	0	0	0	0	607	607
Income (loss) before loss on sale of real estate and other investments and loss from discontinued operations	3,941	3,536	533	339	(2,757)	5,592
Loss on sale of real estate and other investments	0	0	0	(175)	0	(175)
Income (loss) from continuing operations	3,941	3,536	533	164	(2,757)	5,417
Loss from discontinued operations	0	0	0	(690)	0	(690)
Net income (loss)	3,941	3,536	533	(526)	(2,757)	4,727
Net income attributable to noncontrolling interests – Operating Partnership	0	0	0	0	(186)	(186)
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	(1)	(1)
Net income (loss) attributable to Investors Real Estate Trust	3,941	3,536	533	(526)	(2,944)	4,540
Dividends to preferred shareholders	0	0	0	0	(2,879)	(2,879)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$3,941	$3,536	$533	$(526)	$(5,823)	$1,661

(1)	See list of properties excluded from same-store properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
NET OPERATING INCOME DETAIL
(in thousands)

	Three Months Ended July 31, 2014
	Reporting Segments
	Multi-Family Residential	Healthcare	Industrial	All Other	Corporate and Other	Total
Real estate rental revenue
Same-store(1)	$25,824	$15,374	$1,497	$1,145	$0	$43,840
Non-same-store	1,903	828	73	1,777	0	4,581
Total	27,727	16,202	1,570	2,922	0	48,421

Real estate expenses
Same-store(1)	11,436	4,214	345	399	0	16,394
Non-same-store	785	142	105	826	0	1,858
Total	12,221	4,356	450	1,225	0	18,252

Net operating income (NOI)
Same-store(1)	14,388	11,160	1,152	746	0	27,446
Non-same-store	1,118	686	(32)	951	0	2,723
Net operating income	$15,506	$11,846	$1,120	$1,697	$0	$30,169

Reconciliation of NOI to net income (loss) available to common shareholders
TRS senior housing revenue	$0	$0	$0	$0	$793	$793
TRS senior housing expenses	0	0	0	0	(693)	(693)
Depreciation/amortization	(5,925)	(5,010)	(391)	(1,025)	(84)	(12,435)
Administrative expenses	0	0	0	0	(3,664)	(3,664)
Other expenses	0	0	0	0	(612)	(612)
Impairment of real estate investments	0	0	0	(1,566)	(754)	(2,320)
Interest expense	(5,445)	(3,668)	(202)	(534)	102	(9,747)
Interest and other income	0	0	0	0	686	686
Income (loss) before loss on sale of real estate and other investments and income from discontinued operations	4,136	3,168	527	(1,428)	(4,226)	2,177
Loss on sale of real estate and other investments	0	0	(1,793)	(24)	(1,176)	(2,993)
Income (loss) from continuing operations	4,136	3,168	(1,266)	(1,452)	(5,402)	(816)
Income from discontinued operations	0	0	0	617	0	617
Net income (loss)	4,136	3,168	(1,266)	(835)	(5,402)	(199)
Net loss attributable to noncontrolling interests – Operating Partnership	0	0	0	0	402	402
Net income attributable to noncontrolling interests – consolidated real estate entities	0	0	0	0	(354)	(354)
Net income (loss) attributable to Investors Real Estate Trust	4,136	3,168	(1,266)	(835)	(5,354)	(151)
Dividends to preferred shareholders	0	0	0	0	(2,879)	(2,879)
NET INCOME (LOSS) AVAILABLE TO COMMON SHAREHOLDERS	$4,136	$3,168	$(1,266)	$(835)	$(8,233)	$(3,030)

(1)	See list of properties excluded from same-store properties on page ii.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
SAME-STORE PROPERTIES AND ALL PROPERTIES OCCUPANCY LEVELS BY SEGMENT
July 31, 2015 vs. July 31, 2014

Segments	Same-Store Properties		All Properties
	July 31, 2015	July 31, 2014	July 31, 2015	July 31, 2014
Multi-Family Residential	93.5%	94.0%	91.2%	93.4%
Healthcare	96.0%	96.6%	94.7%	96.6%
Industrial	100.0%	100.0%	84.3%	100.0%

Same-Store Occupancy Levels by Segment
100.0%
95.0%
90.0%
85.0%
80.0%
75.0%
Multi-Family Residential
Healthcare
Industrial
July 31, 2015
July 31, 2014

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
MULTI-FAMILY RESIDENTIAL SUMMARY(2)

	Three Months Ended
	07/31/15	04/30/15	01/31/15	10/31/14	07/31/14
Number of Units	12,027	11,844	11,765	11,292	11,080
Average Investment Per Unit
Same-Store	$69,992	$66,741	$66,466	$66,233	$65,956
Non-Same-Store	149,281	146,337	143,999	133,763	125,239
All Properties	$81,180	$79,617	$77,723	$74,190	$71,326

Average Scheduled Rent(1) per Unit
Same-Store	$861	$843	$841	$835	$825
Non-Same-Store	1,445	1,452	1,390	1,320	1,220
All Properties	$944	$942	$920	$892	$861

Total Receipts per Unit
Same-Store	$848	$838	$835	$844	$820
Non-Same-Store	1,037	1,062	1,087	1,121	1,067
All Properties	$875	$874	$871	$877	$842

Total Recurring Capital Expenditures per Unit(1)	$159	$136	$119	$158	$139

Occupancy%
Same-Store	93.5%	94.7%	94.0%	95.6%	93.8%
Non-Same-Store	77.7%	78.6%	77.1%	87.6%	89.5%
All Properties	91.2%	92.0%	91.3%	94.6%	93.4%

Operating Expenses as a % of Scheduled Rent
Same-Store	44.4%	44.2%	46.0%	43.7%	46.0%
Non-Same-Store	31.9%	30.0%	27.0%	28.8%	29.5%
All Properties	41.7%	40.7%	41.8%	41.1%	43.9%

(1)	See Definitions on page 32.
(2)	Previously reported amounts are not revised for discontinued operations or changes in the composition of the same-store properties pool.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY (Same-Store Properties)

Commercial Leasing Activity

During fiscal year 2016, we have executed new and renewal commercial leases for our same-store rental properties on 61,372 square feet for the three months ended July 31, 2015. Despite our leasing efforts, occupancy in our same-store healthcare and industrial portfolios decreased to 97.0% as of July 31, 2015, down from 97.4% as of July 31, 2014.

The total leasing activity for our same-store healthcare and industrial properties, expressed in square feet of leases signed during the period, and the resulting occupancy levels, are as follows:

Three Months Ended July 31, 2015 and 2014

	Square Feet of New Leases(1)		Square Feet of Leases Renewed(1)		Total Square Feet of Leases Executed(1)		Occupancy
Segments	2015	2014	2015	2014	2015	2014	2015	2014
Healthcare	1,624	8,947	46,422	39,016	48,046	47,963	96.0%	96.6%
Industrial	0	0	13,326	0	13,326	0	100.0%	100.0%
Total	1,624	8,947	59,748	39,016	61,372	47,963	97.0%	97.4%

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period.

New Leases

The following table sets forth the average effective rents and the estimated costs of tenant improvements and leasing commissions, on a per square foot basis, that we are obligated to fulfill under the new leases signed for our same-store healthcare and industrial properties:

Three Months Ended July 31, 2015 and 2014

	Square Feet of New Leases(1)		Average Term in Years		Average Effective Rent(2)		Estimated Tenant Improvement Cost per Square Foot(1)			Leasing Commissions per Square Foot(1)
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Healthcare	1,624	8,947	16.5	8.6	23.64	21.10	35.00	29.69	10.00	9.10
Industrial	0	0	0	0	0	0	0	0	0	0
Total	1,624	8,947	16.5	8.6	$23.64	$21.10	$35.00	$29.69	$10.00	$9.10

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions presented are based on square feet leased during the period.
(2)	Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASING SUMMARY (Same-Store Properties)

Lease Renewals

The following table summarizes our lease renewal activity within our same-store healthcare and industrial segments (square feet data in thousands):

Three Months Ended July 31, 2015 and 2014

	Square Feet of Leases Renewed(1)		Percent of Expiring Leases Renewed(2)		Average Term in Years		Weighted Average Growth (Decline) in Effective Rents(3)		Estimated Tenant Improvement Cost per Square Foot(1)		Leasing Commissions per Square Foot(1)
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Healthcare	46,422	39,016	86.5%	90.7%	8.4	5.6	15.3%	4.5%	15.23	5.03	6.30	2.01
Industrial	13,326	0	0%	0%	5.1	0	3.7%	0%	1.00	0	1.11	0
Total	59,748	39,016	86.5%	90.7%	7.9	5.6	14.4%	4.5%	$12.06	$5.03	$5.14	$2.01

(1)	The leasing activity presented is based on leases signed or executed for our same-store rental properties during the period and is not intended to coincide with the commencement of rental revenue in accordance with GAAP. Prior periods reflect amounts previously reported and exclude retroactive adjustments for properties reclassified to discontinued operations or non-same-store in the current period. Tenant improvements and leasing commissions are based on square feet leased during the period.
(2)
Renewal percentage of expiring leases is based on square footage of renewed leases and not the number of leases renewed. The category of renewed leases does not include leases that have become month-to-month leases, as the month-to-month leases are considered lease amendments.

(3)	Represents the percentage change in effective rent between the original leases and the renewal leases. Effective rents represent average annual base rental payments, on a straight-line basis for the term of each lease, excluding operating expense reimbursements. The underlying leases contain various expense structures including gross, modified gross, net and triple net.

Lease Expirations

Our ability to maintain and improve occupancy rates, and base rents, primarily depends upon our continuing ability to re-lease expiring space. The following table reflects the in-service portfolio lease expiration schedule of our consolidated healthcare and industrial properties, including square footage and annualized base rent for expiring leases, as of July 31, 2015.

Fiscal Year of Lease Expiration	# of Leases	Square Footage of Expiring Leases(2)	Percentage of Total Commercial Segments Leased Square Footage	Annualized Base Rent of Expiring Leases at Expiration(3)	Percentage of Total Commercial Segments Annualized Base Rent
2016 (remainder)(1)	44	644,628	16.6%	$7,253,739	13.8%
2017	28	194,940	5.0%	2,967,374	5.6%
2018	20	177,701	4.6%	4,208,723	8.0%
2019	21	350,052	9.0%	4,802,740	9.1%
2020	13	166,159	4.3%	1,931,422	3.7%
2021	17	98,512	2.5%	1,931,600	3.7%
2022	38	1,286,404	33.2%	16,542,928	31.4%
2023	12	480,309	12.4%	2,295,072	4.4%
2024	26	201,244	5.2%	4,101,477	7.8%
2025	5	76,691	2.0%	1,634,465	3.1%
Thereafter	14	200,747	5.2%	4,953,209	9.4%
Totals	238	3,877,387	100.0%	$52,622,749	100.0%

(1)	Includes month-to-month leases. As of July 31, 2015 month-to-month leases accounted for 308,027 square feet of which 286,854 square feet were located in five senior housing facilities in Wyoming.
(2)
Assuming that none of the tenants exercise renewal or termination options, and including leases renewed prior to expiration. Also excludes 99,535 square feet of space occupied by IRET, of which 98,174 square feet is income producing real estate operated within a Taxable REIT Subsidiary.

(3)	Annualized Base Rent is monthly scheduled rent as of July 1, 2015, multiplied by 12.

Because of the different property types in the Company’s commercial portfolio and the dispersed locations of a substantial portion of the portfolio’s properties in secondary and tertiary markets, information on current market rents is difficult to obtain, is highly subjective, and is often not directly comparable between properties. As a result, the Company believes that the increase or decrease in effective rent on its recent leases is the most objective and meaningful information available regarding rent trends and the relationship between rents on leases expiring in the near-term and current market rents across the Company’s markets. The Company believes that rents on its new and renewed leases generally approximate market rents.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
10 LARGEST COMMERCIAL TENANTS – BASED ON ANNUALIZED BASE RENT(1)
as of July 31, 2015

Tenant	Number of Properties	Average Remaining Lease Term in Months	% of Total Commercial Segments’ Minimum Rents		Aggregate Rentable Square Feet	% of Aggregate Occupied Square Feet
Affiliates of Edgewood Vista	33	62	15.1	%(2)	1,521,147	39.4%
Fairview Health Services	10	35	4.0%		254,985	6.6%	%
St. Luke’s Hospital of Duluth, Inc.	6	28	3.7%		198,775	5.2%	%
Applied Underwriters	3	19	2.6%		141,724	3.7%	%
HealthEast Care System	1	43	1.8%		114,316	3.0%	%
Microsoft (NASDAQ: MSFT)	1	41	1.5%		122,040	3.2%	%
Arcadis Corporate Services, Inc.	1	12	1.4%		71,430	1.9%	%
Nebraska Orthopaedic Hospital(3)	1	164	1.4%		61,758	1.6%	%
State of Idaho Department of Health and Welfare	2	31	1.2%		103,342	2.7%
Affiliates of Siemens USA (NYSE: SI)	1	15	1.2%		78,360	2.0%
Total/Weighted Average		45	33.9%		2,667,877	69.3%

(1)	See Definitions on page 32.
(2)	If held for sale properties were excluded, Affiliates of Edgewood Vista percentage of total commercial segments’ minimum rents as of July 1, 2015 would be 31.6%.
(3)	The tenant in the Company’s Nebraska Orthopaedic Hospital property has exercised its option to purchase the property. The Company and its tenant are currently engaged in an arbitration proceeding pursuant to the lease agreement to determine the purchase price. The Company currently can give no assurance that the sale of the property pursuant to the purchase option will be completed.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
COMMERCIAL LEASE EXPIRATIONS
 as of July 31, 2015

	(dollars in thousands except average rental rates)
Fiscal Year	Number of Leases	Rentable Square Feet(1)	% of Rentable Square Feet	Annualized Rent(2)	Average Rental Rate	% of Annualized Base Rent
Healthcare
2016(remainder)(3)	43	449,553	15.8%	$6,202	$13.80	13.1%
2017	27	125,340	4.4%	2,594	20.69	5.5%
2018	19	167,999	5.9%	4,150	24.70	8.7%
2019	15	192,457	6.7%	3,969	20.62	8.3%
2020	12	64,592	2.3%	1.334	20.66	2.8%
2021 and thereafter	106	1,846,608	64.9%	29,255	15.84	61.6%
	222	2,846,549	100.0%	$47,504	$16.69	100.0%

Industrial
2016(remainder)(4)	1	195,075	18.9%	$1,052	$5.39	20.5%
2017	1	69,600	6.8%	374	5.37	7.3%
2018	1	9,702	0.9%	58	6.02	1.1%
2019	6	157,595	15.3%	834	5.29	16.3%
2020	1	101,567	9.9%	597	5.88	11.7%
2021 and thereafter	6	497,299	48.2%	2,204	4.43	43.1%
	16	1,030,838	100.0%	$5.119	$4.97	100.0%

Total
2016(remainder)(5)	44	644,628	16.6%	$7,254	$11.25	13.8%
2017	28	194,940	5.0%	2,968	15.22	5.6%
2018	20	177,701	4.6%	4,208	23.68	8.0%
2019	21	350,052	9.0%	4,803	13.72	9.1%
20120	13	166,159	4.3%	1,931	11.62	3.7%
2021 and thereafter	112	2,343,907	60.5%	31,459	13.42	59.8%
	238	3,877,387	100.0%	$52,623	$13.57	100.0%

(1)	Excludes 99,535 square feet of space occupied by IRET, of which 98,174 square feet is income producing real estate operated within a Taxable REIT Subsidiary.
(2)	Annualized Base Rent is monthly scheduled rent as of July 1, 2015 (cash basis), multiplied by 12.
(3)	Includes month-to-month leases. As of July 31, 2015 month-to-month leases accounted for 99,535 square feet.
(4)	The industrial segment has no month-to-month leases in place as of July 31, 2015.
(5)	Includes month-to-month leases. As of July 31, 2015 month-to-month leases accounted for 99,535 square feet.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2016 DEVELOPMENT PLACED IN SERVICE SUMMARY
as of July 31, 2015
(dollars in thousands)

Property	Location	Segment Type	Date Placed in Service	Rentable Square Feet/Units	Occupancy At Date Placed in Service	July 31, 2015 Occupancy	Development Cost

Chateau II	Minot, ND	Multi-Family Residential	June 1, 2015	72	27.8%	41.7%	$14,600
Edina 6565 France SMC III	Edina, MN	Healthcare	June 1, 2015	57,624	24.5%	24.5%	28,816
Renaissance Heights(1)	Williston, ND	Multi-Family Residential	July 27, 2015	288	42.4%	42.4%	62,339
			Total Square Feet	57,624			$105,755
			Total Units	360

(1)	The Company is currently an approximately 70.0% partner in the joint venture entity constructing this project; the anticipated total cost amount given is the total cost to the joint venture entity.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
FISCAL 2015 DEVELOPMENT IN PROGRESS SUMMARY
as of July 31, 2015
 (dollars in thousands)

				(in thousands)		(in fiscal years)
Project Name and Location	Planned Segment	Rentable Square Feet or Number of Units	Percentage Leased or Committed	Anticipated Total Cost	Costs as of July 31, 2015	Anticipated Construction Completion
Minot Southgate Retail - Minot, ND	Other	7,963 sq ft	0%	$2,923	$2,550	2Q 2016
PrairieCare Medical - Brooklyn Park, MN	Healthcare	70,756 sq ft	100%	24,251	23,424	2Q 2016
Cardinal Point - Grand Forks, ND	Multi-Family Residential	251 units	10.4%	40,042	33,704	3Q 2016
Deer Ridge – Jamestown, ND	Multi-Family Residential	163 units	11.7%	24,519	20,627	3Q 2016
71 France Phases I, II & III- Edina, MN(1)	Multi-Family Residential	241 units	27.0%	73,290	50,455	1Q 2017
Monticello Crossings Phase I – Monticello, MN(2)	Multi-Family Residential	136 units	0%	19,097	1,978	2Q 2017
Other	n/a	n/a	n/a	n/a	2,790	n/a
				$184,122	$135,528

(1)	The project will be constructed in three phases by a joint venture entity in which the Company has an approximately 52.6% interest. The anticipated total cost amount given is the total cost to the joint venture entity. The anticipated total cost includes approximately 21,772 square feet of retail space.
(2)	This project will be constructed in two phases with approximately 202 units and an anticipated total cost of $31.5 million.

INVESTORS REAL ESTATE TRUST AND SUBSIDIARIES
ACQUISITIONS AND DEVELOPMENT LIQUIDITY PROFILE
as of July 31, 2015
(in millions)

Sources of Liquidity		Liquidity Needs
Liquidity Source	Amount	Liquidity Need	Amount
Cash on balance sheet as of 7/31/15(1)	$45	Acquisitions(4)	$72
Line of credit availability(2)	$16	Development(5)	$2
Disposition proceeds(3)	$200
Estimated new debt on Acquisitions	$4
Total Potential Liquidity	$265	Total Liquidity Needs	$74
Excess Liquidity / (Need)	$191

Capital Sources
Three Months Ended 7/31/15		FY2015
Capital Source	Proceeds Generated	Capital Source	Proceeds Generated
Sale of common shares under dividend reinvestment and share purchase plan	$1	Sale of common shares under dividend reinvestment and share purchase plan	$49
Proceeds from sales of real estate and discontinued operations	$7	Proceeds from sales of real estate and discontinued operations	$74
Total Capital Generated	$8	Total Capital Generated	$123

(1)	Includes compensating balances of $14 million
(2)	Line of credit of $100 million less $84 million drawn as of 7/31/15
(3)	Disposition proceeds consists of $373 million of estimated gross proceeds, less estimated outstanding debt and estimated closing costs of $173 million from closed and pending sales for the period from 7/31/15 through 9/9/15. No assurances can be given that pending transactions will be completed on terms currently proposed, or at all.
(4)	Acquisitions amount consists of estimated gross costs for closed and pending acquisitions for the period from 7/31/15 through 9/9/15. No assurances can be given that pending transactions will be completed on terms currently proposed, or at all.
(5)	Development in progress of $298 million less construction loans closed or committed of $146 million = IRET equity required of $152 million. IRET equity required of $152 million less $150 million invested as of 7/31/15 = amount remaining to be invested of $2 million.

Definitions
July 31, 2015

Adjusted EBITDA is earnings before interest, taxes, depreciation, amortization, gain/loss on sale of real estate and other investments, impairment of real estate investments, gain/loss on extinguishment of debt and gain/loss from involuntary conversion. We consider Adjusted EBITDA to be an appropriate supplemental performance measure because it permits investors to view income from operations without the effect of depreciation, the cost of debt, or non-operating gains and losses. Adjusted EBITDA is a non-GAAP measure. Adjusted EBITDA as calculated by us is not comparable to Adjusted EBITDA reported by other REITs that do not define Adjusted EBITDA exactly as we do.

Adjusted funds from operations (AFFO) is calculated by subtracting from Funds from operations (FFO) (1) tenant improvements and leasing costs at same-store properties, and recurring capital expenditures that are capitalized and amortized and are necessary to maintain our properties and revenue stream and (2) straight line rents, then adding (3) non-real estate depreciation and amortization and (4) share-based compensation expense. We may also subtract from FFO certain unusual non-recurring items that do not produce cash available for distribution to shareholders. Our calculation subtracts from FFO leasing commissions and tenant improvements at same-store properties only, since we consider tenant improvement and leasing cost levels at non-same-store properties unrepresentative of expected levels at same-store properties. Previously-reported AFFO amounts are not revised for changes in the composition of the same-store properties pool. AFFO is included herein because we consider it to be a measure of a REIT's ability to incur and service debt and to pay distributions to its shareholders. AFFO is a non-GAAP and non-standardized measure, and may be calculated differently by other REITs.

Annualized base rent (ABR) is calculated as monthly base rent (cash basis) per the lease, as of the reporting period, multiplied by 12.

Debt to total market capitalization is total debt from the balance sheet divided by the sum of total debt from the balance sheet plus the market value of shares outstanding at the end of the period.

Debt service coverage ratio is computed by dividing Adjusted EBITDA by interest expense and principal amortization.

Funds from operations (FFO) - The National Association of Real Estate Investment Trusts, Inc. (NAREIT) defines FFO as “net income (computed in accordance with generally accepted accounting principles, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization, and adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis.” In addition, in October 2011 NAREIT clarified its computation of FFO to exclude impairment charges for all periods presented. FFO is a non-GAAP measure.  We consider FFO, which is a standard supplemental measure for equity real estate investment trusts, helpful to investors because it facilitates an understanding of the operating performance of properties without giving effect to impairment write-downs and to real estate depreciation and amortization, which assumes that the value of real estate assets diminishes predictably over time.  Since real estate values instead historically rise or fall with market conditions, we believe that FFO provides investors and management with a more accurate indication of our financial and operating results.

Net Operating Income (NOI) is total real estate revenues and gain on involuntary conversion less real estate expenses (which consist of utilities, maintenance, real estate taxes, insurance and property management expenses).  We believe that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of core operations that is unaffected by depreciation, amortization, financing and general and administrative expense. NOI does not represent cash generated by operating activities in accordance with GAAP and should not be considered an alternative to net income, net income available for common shareholders or cash flow from operating activities as a measure of financial performance.

Payout ratio (FFO per share and unit basis) - The ratio of the current quarterly or annual distribution rate per common share and unit divided by quarterly or annual FFO per share and unit.

Ratio of earnings to fixed charges - The ratio of earnings to fixed charges is computed by dividing earnings by fixed charges. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Fixed charges consist of mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest.

Ratio of earnings to combined fixed charges and preferred distributions - The ratio of earnings to combined fixed charges and preferred distributions is computed by dividing earnings by combined fixed charges and preferred distributions. For this purpose, earnings consist of income from continuing operations plus fixed charges and preferred distributions, less adjustments for noncontrolling interests - consolidated real estate entities, capitalized interest and preferred distributions. Combined fixed charges and preferred distributions consist of fixed charges (mortgage and loan interest expense, whether expensed or capitalized, the amortization of debt expense and capitalized interest) and preferred distributions.

Recurring capital expenditures are expenditures (excluding capital expenditures recoverable from tenants and capital expenditures at properties sold during the period) made on a regular or recurring basis to maintain a property’s competitive position within its market, generally with a depreciable life of 5 to 12 years, but excluding (a) capital expenditures made in the year of acquisition and in subsequent periods until the property is classified as same-store (i.e., excluding capital expenditures on non-same-store properties), (b) improvements associated with the expansion or re-development of a building, (c) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class A office) or (d) capital improvements that represent the addition of something new to a property, rather than the replacement of an existing item.

Scheduled rent revenue is the total possible revenue from all leasable units and square footage, with occupied space valued at contract rates pursuant to leases and vacant units or square footage at market rates.

Same-store properties are properties owned or in service for the entirety of the periods being compared (except for properties for which significant redevelopment or expansion occurred during either of the periods being compared, and properties sold or classified as held for sale), and, in the case of development or re-development properties, which have achieved a target level of occupancy of 90% for multi-family residential properties and 85% for office, healthcare, industrial and retail properties.